                                                                     Exhibit 4.1


   NUMBER                                                             SHARES
-------------                                                      -------------
PS                             PREDICTIVE SYSTEMS
-------------                                                      -------------
        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE   CUSIP 74036W 10 2

                                                                   SEE REVERSE
                                                                   FOR CERTAIN
                                                                   DEFINITIONS

--------------------------------------------------------------------------------
THIS CERTIFIES THAT


IS THE OWNER OF
--------------------------------------------------------------------------------

 FULLY PAID AND NON-ASSESSABLE SHARES, $.001 PAR VALUE, OF THE COMMON STOCK OF

                            PREDICTIVE SYSTEMS, INC.

(hereinafter called the "Corporation"), transferable only on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and all amendments thereto; copies of which are on file with the Transfer Agent, to all of which the holder of this certificate, by acceptance hereof, assents.

      IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

DATED

                            ------------------------
                            PREDICTIVE SYSTEMS, INC.
                                    CORPORATE
                                      SEAL
                                      1995
                                    DELAWARE
                                        *
                            ------------------------


               /s/ Robert L. Belau          /s/ Ronald G. Pettengill, Jr.
               PRESIDENT                    SECRETARY


COUNTERSIGNED AND REGISTERED:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                   (NEW YORK)                     TRANSFER AGENT
                                                                   AND REGISTRAR
BY

                                                         Authorized Signature

                            PREDICTIVE SYSTEMS, INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF GIFT MIN ACT -- _________ Custodian _________
                      (Cust)              (Minor)
                     under Uniform Gifts to Minors
                     Act __________________________
                                 (State)

    Additional abbreviations may also be used though not in the above list.

For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _______________________________


                  --------------------------------------------------------------
                  NOTICE: THIS SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER

Signature(s) Guaranteed:


-----------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17ad-15.